Supplement dated May 8, 2024, to Statutory Prospectus and Updating Summary Prospectus
dated May 1, 2024, for the Pacific Choice variable annuity contracts issued by
Pacific Life Insurance Company

The purpose of this supplement is to update certain changes to fees, expenses, and examples. This supplement must be preceded or accompanied by the Updating Summary Prospectus, or the Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2024, the ANNUAL FEES table under IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT will be deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	1.20%[1]	1.60%[1]
2. Investment Options (Fund fees and expenses)	0.28%[2]	2.21%[2]
3. Optional Benefits (for a single optional benefit, if elected)	0.20%[3]	1.95%[3]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $1,346.69	Highest Annual Cost: $5,600.61

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund net assets.

3 As a percentage of the Protected Base (living benefits) or average daily Variable Account Value (optional death benefits).

Effective May 1, 2024, the Minimum and Maximum operating expense under Annual Fund Expenses and associated Examples will be deleted and replaced with the following:

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	2.21%

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

• If you surrendered your Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
5 Year Option	$15,439	$32,904	$48,625	$91,711
3 Year Option	$15,484	$31,198	$46,008	$91,507
0 Year Option	$9,282	$27,867	$46,415	$92,106

• If you annuitized your Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
5 Year Option	$15,439	$27,504	$45,925	$91,711
3 Year Option	$15,484	$27,598	$46,008	$91,507
0 Year Option	$9,282	$27,867	$46,415	$92,106

• If you do not surrender, or annuitize your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option	$9,139	$27,504	$45,925	$91,711
3 Year Option	$9,184	$27,598	$46,008	$91,507
0 Year Option	$9,282	$27,867	$46,415	$92,106

Form No. PCVASUP0524